[THE VANGUARD GROUP/R/ LOGO]
                                   [SHIP LOGO]

                       VANGUARD(R) VARIABLE INSURANCE FUND
                          SUPPLEMENT TO THE PROSPECTUS

NEW TARGET INDEX FOR THE TOTAL STOCK MARKET  INDEX  PORTFOLIO
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio has begun tracking a new index, the Standard & Poor's (S&P) Total Market Index. Vanguard previously announced that the board of trustees of Vanguard Variable Insurance Fund had approved the adoption of the S&P Total Market Index as the new target index for Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio. The board believes that the new index uses a construction methodology that is superior to the methodology used by the Portfolio's former index, the Dow Jones Wilshire 5000 Composite Index. In preparation for this change, the board also previously approved the removal of Vanguard Total Stock Market Index Fund as one of the Portfolio's underlying funds. The Portfolio discontinued its investment in Vanguard Total Stock Market Index Fund because that fund adopted a new target index that is incompatible with the Portfolio's new target index. The Portfolio, a fund of funds, currently invests in two underlying funds:
          - Vanguard Variable Insurance Fund-Equity Index Portfolio (75%), which currently tracks, and will continue to track, the S&P 500 Index; and

          - Vanguard Extended Market Index Fund (25%), which currently tracks the S&P Transitional Completion Index, but later this year will adopt a new target index, the S&P Completion Index.

     The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index.
     THE PORTFOLIO'S NEW INDEX, LIKE THE FORMER INDEX, MEASURES THE PERFORMANCE OF THE OVERALL STOCK MARKET, SO THE INVESTMENT OBJECTIVE AND RISKS DESCRIBED IN THE PORTFOLIO'S CURRENT PROSPECTUS WILL NOT CHANGE.
     Additional information is available on VANGUARD.COM(R).

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's(R), S&P(R), and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PSBTSM  062005